AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	2
2. AMENDMENT/MODIFICAITON NO. 0001	3. EFFECTIVE DATE 8/18/2014	4. REQUISITION/PURCHASE REQ. NO. 0S138754	5. PROJECT NO. (If applicble)
6. ISSUED BY	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)		ASPR-BARDA01
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave., S.W. Room G644 Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) CYTORI THERAPEUTICS, INC. 1386447 CYTORI THERAPEUTICS, INC. 3020 3020 CALLAN ROAD SAN DIEGO CA 921211109		(X)	9A. AMENDMENT OF SOLICIATION NO.

9B. DATED (SEE ITEM 11)
10A. MODIFICATION OF CONTRACT/ORDER NO. HHS0100201200008C
10B. DATED (SEE ITEM 11) 9/28/2012
CODE 1386447	FACILITY CODE
11.  THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                      is extended,       X       is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a)By completing items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted,  such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPIRATION DATA (If required)

..2014.1992003.25106                                                                                              NET INCREASE: $12,080,934.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

    B.    THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office,  appropriation date, etc.) SET FORTH IN ITEM 14,   PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Bi-lateral: Mutual Agreement of the Parties and FAR 52.217-7

E. IMPORTANT:  Contractor        is not,      X  is required to sign this document  and return   (2) two  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:  33-0827593
DUNS Number: 111029179
Proof of Concept for Use of the Celution System as a Medical Countermeasure for Thermal Burn
See Attached.
Delivery:  08/14/2014
Delivery Location Code:  HHS/OS/ASPR
HHS/OS/ASPR
200 C Street S.W.
WASHINGTON, DC 20201 US
Continued…….

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Marc H. Hedrick President/CEO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) THOMAS P. HASTINGS
15B. CONTRACTOR/OFFEROR /s/ Marc H. Hedrick	15C. DATE SIGNED 8/13/2014	16B. UNITED STATES OF AMERICA /s/ THOMAS P. HASTINGS	16C. DATE SIGNED 8/13/2014

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

    CONTINUATION SHEET
    Reference No. of Document Being Continued                            Page 2 of 2

    HHS0100201200008C/0001

NAME OF OFFEROR OR CONTRACTOR
CYTORI THERAPEUTICS, INC 1386447

REFERENCE NO. OF DOCUMENT BEING CONT 川UED                    I  PAGES

ITEM NO. (A)                           SUPPLIES/SERVICES (B)                         QUANTITY (C)   I     UNIT (D) I          UNIT PRICE (E) I      AMOUNT (F)

Appr. Yr.: 2014  CAN: 1992003 Object Class: 25106
FOB:  Destination
Period of Performance:  9/28/2012 to 9/27/2016

Add Item 2 as Follows:

2                                   ASPR-14-07850 - - Option 1 Fund to Cytori Therapeutics, Inc.            $12,080,934.00
HHS010020120008C
Obligated Amount:  $12,080,934.00

NSN 7540-01-152-8067
OPTIONAL FORM 336 (4-86)
Sponsored by GSA FAR (48 CFR) 53.110

Beginning with the effective date of this modification, the below portions of contract
HHSO100201200008C between the Government and Contractor are modified as follows:

1.ARTICLE B.2., ESTIMATED COST AND FIXED FEE, is hereby deleted in its entirely and replaced with the following
a. The total estimated cost of the base performance segment is $4,356,912.

b. The total fixed fee for the base performance segment is $326,768. The fixed fee shall be paid subject to Allowable Cost and Payment and Fixed Fee Clauses.

c. The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost plus fixed fee is $4,683,680.

d. It is estimated that the amount currently allotted will cover performance of the base performance segment through 27 September 2014.

e. The total estimated cost of the Option 1 (CLIN 0002) performance segment is $11,238,078.

e. The total fixed fee for the Option 1 (CLIN 0002) performance segment is $842,856. The fixed fee shall be paid subject to Allowable Cost and Payment and Fixed Fee Clauses.

f. The total amount of the Option 1 (CLIN 0002) performance segment, represented by the sum of the total estimated cost plus fixed fee, is $12,080,934.

g. It is estimated that the amount currently allotted will cover the Option 1 (CLIN 0002) performance segment through 27 September 2016.

h. The Contractor shall maintain records of all contract costs and such records shall be subject to the Audit and Records-Negotiation and Final Decisions on Audit Findings clauses of the General Clauses.

CLIN/ Option	Estimated Period of Performance	Supplies/Services	Total Estimated Cost	Fixed Fee	Total Est. Cost Plus Fixed Fee
0001	28 Sept 2012 through 27 Sept 2014	Studies needed to demonstrate proof-of-concept for use of the Celution System as a medical countermeasure for combined injury involving thermal burn and radiation exposure. Reports and Other Data Deliverables	$4,356,912	$326,768	$4,683,680
0002/1	18 Aug 2014 through 27 Sept 2016	Research and development, regulatory, clinical, and other tasks required for initiation of a Pilot Clinical Trial of the Celution System in thermal burn injury. Reports and Other Data Deliverables	$11,238,078	$842,856	$12,080,934

2.     ARTICLE B. 3., OPTION PRICES, is hereby deleted in its entirety and replaced with the following

a. Unless the government exercises its option pursuant to the option clause contained in ARTICLE I.2, the contract consists only of the Base Work segment specified in the Statement of Work as defined in SECTONS C and F, for the price set forth in ARTICLE B.2 of the contract.

b. Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract), the Government may, by unilateral contract modification, require the Contractor to perform the Option Work Segments specified in the Statement of Work as defined in SECTIONS C and F of this contract. If the Government exercises the/these option(s), written notice must be given to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable GO/NO GO Decision gate; and the Government must give the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires. Specific information regarding the time frame for this notice is set forth in the OPTION CLAUSE Article in SECTION G of this contract. The estimated cost of the contract will be increased as set forth below:

CLIN/ Option	Estimated Period of Performance	Supplies/Services	Total Estimated Cost	Fixed Fee	Total Estimated Cost Plus Fixed Fee
0003/2	21 May 2015 through 27 Sept 2016	Execution of the Pilot Clinical study, regulatory, and other tasks required for completion of a pilot Clinical Trial using the Celution System in thermal burn injury. Reports and Other Data Deliverables	$7,765,874	$582,440	$8,348,314
0004/3	21 Jul 2015 through 27 Sep 2017	Clinical, regulatory, and other tasks required for completion of a Pivotal Clinical Trial leading to FDA licensure for use of the Celution System in thermal burn injury. Reports and Other Data Deliverables	$42,326,809	$3,174,511	$45,501,320
0005/4	4/2/14 through 27 Sept 2017	Research and development, clinical, regulatory and other tasks required to develop and obtain FDA clearance for other characteristics suitable for use in thermal burn injury following a mass casualty event. Reports and Other Data Deliverables	$21,786,346	$1,633,976	$23,420,322

3.	ARTICLE C.2., STATEMENT OF WORK, is hereby revised to replace the Statement of Work date from 28 September 2012 to 18 August, 2014.

4.	ARTICLE F.2., DELIVERABLES, is hereby deleted in its entirety and replaced with the following:

Successful performance of the final contract shall be deemed to occur upon performance of the work set forth in the Statement of Work dated 18 August, 2014 set forth in SECTION J-List of Attachments of this contract and upon delivery and acceptance, as required by the Statement of Work, by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract and the Statement of Work dated 18 August 2014 set forth in SECTION J-List of Attachments will be required to be delivered F.O.B. Destination as set forth in FAR 52.247-34, F.O.B. DESTINATION, (NOVEMBER 1991), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract. All reports identified below relate solely to the development activity funded under this contract:

The Cytori Deliverables Schedule is hereby modified as attached, beginning with the contract Base Period. The General Deliverables remain the same.

5.	ARTICLE G.1., CONTRACTING OFFICER, is hereby deleted in its entirety and replaced with the following:

The following Contracting Officer (CO) will represent the Government for the purpose of this contract:

Thomas P. Hastings, Contracting Officer
DHHS/OS/ASPR/AMCG
330 Independence Avenue, S.W.
Room G644
Washington, D.C. 20201
E-mail: phil.hastings@hhs.gov

6.	ARTICLE G.11. EXERCISE OF OPTIONS, is hereby deleted in its entirely and replaced with the following:

Unless the Government exercises its option pursuant to the Option Clause set forth in Section I, Article I.2, the contract will consist only of CLIN 0001 and CLIN 0002 of the Statement of Work, Deliverables and Requirements as defined in Sections C, F and J of the contract. Pursuant to FAR Clause 52.217-9 (Option to Extend the Term of the Contract) set forth in Section I of this contract, under Article I.2, the Government may, by unilateral contract modification, require the Contractor to perform the additional CLINs listed in Section B, Article B.3., and as also defined in Sections C, F and J of this contract. If the Government exercises an option, written notice must be given to the Contractor within 30 days after the Government has completed its analysis of the deliverables associated with the applicable GO/NO-GO Decision gates; and the Government must give the Contractor a preliminary written notice of its intent to exercise the option at least 30 days before the contract expires. The amount of the contract may then be increased as set forth in Section B, Article B.3 provided that funds are available.

7.	SECTION J – LIST OF ATTACHMENTS, Attachment 1. STATEMENT OF WORK is hereby deleted in its entirety and replaced with the following (attached):

Attachment 1. Statement of Work, dated 18 August, 2014.

8.	In Block 14 of the SF26, the following CAN information is added:
CAN# 1992003: FY 14 $12,080,934

All other terms and conditions of the contract remain unchanged.